SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 2004



                           HIGHLANDS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


    West Virginia                       0-16761                  55-0650793
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                  P. O. Box 929
                         Petersburg, West Virginia 26847
                    (Address of principal executive offices)



          Registrant's telephone number, including area code (304) 257-4111


                                 Not Applicable
                 (Former address of principal executive offices)

Item 5        Other Events

         Leslie A. Barr, President and Chief Executive Officer of Highlands Bankshares Inc., having reached customary retirement age, is retiring from the positions of President and Chief Executive Officer effective
January 31, 2004. Mr. Barr will remain a member of the Board of Directors of Highlands Bankshares Inc. and will continue to serve on the Board of Directors of Capon Valley Bank, a subsidiary of Highlands Bankshares Inc.

         Clarence E. Porter, currently a member of the Board of Directors of Highlands Bankshares Inc., the Company's Treasurer, and the President and Chief Executive Officer of The Grant County Bank, a subsidiary of Highlands Bankshares Inc., will assume the duties as President and Chief Executive Officer of Highlands Bankshares Inc. effective February 1, 2004 and will hold this position on an interim basis until the Board of Directors of the Company names a permanent President and Chief Executive Officer at its regular meeting to be held February 10, 2004.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HIGHLAND BANKSHARES, INC.
                                  (Registrant)

                                  /s/ R. ALAN MILLER
                                  -------------------------------------
                                  R. Alan Miller
                                  Finance Officer


                                  /s/ C. E. PORTER
                                  -------------------------------------
                                  C. E. Porter
                                  Treasurer


January 29, 2004